UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2022

Montauk Renewables, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39919	85-3189583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5313 Campbells Run Road, Suite 200 Pittsburgh, Pennsylvania	15205
(Address of principal executive offices)	(Zip Code)

(412) 747-8700

(Registrant’s telephone number, including area code)

680 Andersen Drive, 5th Floor

Pittsburgh, Pennsylvania 15220

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MNTK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, Montauk Renewables, Inc. (“Montauk”) entered into the Second Amended and Restated Loan Agreement and Secured Promissory Note (the “MNK Loan Agreement”), dated as of December 22, 2021, by and between Montauk and Montauk Holdings Limited (“MNK”). Pursuant to the terms of the MNK Loan Agreement, the Company loaned $8,940,000 to MNK in accordance with Montauk’s obligations set forth in the Transaction Implementation Agreement entered into by and among Montauk, MNK and the other party thereto, in connection with Montauk’s initial public offering.

On December 22, 2022, Montauk entered into the First Amendment to the MNK Loan Agreement, by and between Montauk and MNK (the “First Amendment”), which extended the maturity date of the loan under the MNK Loan Agreement from December 31, 2022 to June 30, 2023. All other terms of the MNK Loan Agreement remain unchanged.

The foregoing summaries of the MNK Loan Agreement and the First Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are included as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Second Amended and Restated Loan Agreement and Secured Promissory Note, dated as of December 22, 2021, by and between Montauk Renewables, Inc. and Montauk Holdings Limited (incorporated by reference to Exhibit 10.2 to our Current Report on Form 8-K (File No. 001-39919), filed on December 23, 2021

10.2	First Amendment to the Second Amended and Restated Loan Agreement and Secured Promissory Note, dated as of December 22, 2021, by and between Montauk Renewables, Inc. and Montauk Holdings Limited, dated as of December 22, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONTAUK RENEWABLES, INC.

Date: December 23, 2022	By:	/s/ Kevin A. Van Asdalan
	Name:	Kevin A. Van Asdalan
	Title:	Chief Financial Officer